UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nuveen Investment Funds, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Important Notice to Fund Shareholders

November [    ], 2014

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	You are being asked to vote on several important matters affecting your Fund:

(1)	Approval of a New Investment Management Agreement. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”) serves as your Fund’s investment adviser. Nuveen Investments, Inc. (“Nuveen”), the parent company of Nuveen Fund Advisors, was recently acquired by TIAA-CREF (the “Transaction”). The Transaction was completed on October 1, 2014. Securities laws require your Fund’s shareholders to approve a new investment management agreement between Nuveen Fund Advisors and the Fund to permit Nuveen Fund Advisors to continue to serve as investment adviser to your Fund.

(2)	Approval of a New Investment Sub-Advisory Agreement. Nuveen Fund Advisors has retained Nuveen Asset Management, LLC (“NAM”), a subsidiary of Nuveen, as sub-adviser to manage the assets of your Fund. Securities laws require your Fund’s shareholders to approve a new sub-advisory agreement between Nuveen Fund Advisors and NAM for your Fund to permit NAM to continue to manage your Fund.

(3)	Approval of Revisions to, or Elimination of, Certain Fundamental Investment Policies. Shareholders of your Fund are being asked to approve revisions to and/or elimination of certain of the Fund’s fundamental investment policies, which are investment policies that can only be changed by a vote of shareholders. Shareholder approval to revise or eliminate certain fundamental investment policies is being sought in order to implement a more uniform set of fundamental investment policies, which reflects current best practices and the evolving market and regulatory environment applicable to the Funds.

(4)	Ratification of Independent Registered Public Accounting Firm. Shareholders of your Fund are being asked to ratify the selection of PricewaterhouseCoopers LLP as your Fund’s independent registered public accounting firm.

Your Fund’s Board, including the independent Board Members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Q.	Haven’t I already received a proxy statement for my Fund?

A.

Your Fund held a special meeting of shareholders (along with meetings of shareholders of several other Nuveen funds) on August 5, 2014 (the “August Meeting”) to seek shareholder approval of certain proposals set forth herein. If you were a shareholder of your Fund on June 6, 2014, you would have received proxy materials related to the August

Meeting. However, your Fund was unable to achieve attendance, in person or by proxy, of a sufficient number of shareholders to approve the proposals at the August Meeting and any adjournments thereof.

Q.	If I voted in connection with the August Meeting do I need to vote my shares again?

A.	YES. Votes cast in connection with the August Meeting will not be recognized at this meeting. It is extremely important that you participate in the management of your investment by voting. Every vote counts. Whether or not you voted in connection with the August Meeting, please review the information in the accompanying Joint Proxy Statement and cast your vote now.

Q.	How will I as a Fund shareholder be affected by TIAA-CREF’s acquisition of Nuveen?

A.	Your Fund investment did not change as a result of the Transaction. You owned the same Fund shares immediately after the closing of the Transaction and the underlying value of those shares did not change as a result of the Transaction. The consummation of the Transaction resulted in a change in control of Nuveen Fund Advisors and NAM, and therefore caused the automatic termination of your Fund’s investment management agreement and sub-advisory agreement, as required by the securities laws. However, Nuveen Fund Advisors and NAM continue to manage your Fund pursuant to interim investment management and sub-advisory agreements, which are described below. They are managing your Fund according to the same objectives and policies as before the Transaction, and do not anticipate that the Transaction will result in any significant changes to your Fund’s operations.

TIAA-CREF is a national financial services organization with approximately $844 billion in assets under management, as of June 30, 2014 (based on assets under management across Nuveen affiliates and TIAA-CREF investment management teams as of such date), and is the leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen operates as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Q.	What are the terms of my Fund’s interim investment management agreement and interim sub-advisory agreement?

A.

Upon the closing of the Transaction, in order to ensure continuing advisory services for the Funds following the closing of the Transaction, an interim investment management agreement and an interim sub-advisory agreement went in to effect with respect to your Fund pursuant to which Nuveen Fund Advisors and NAM continue to serve as your Fund’s investment adviser and sub-adviser, respectively, while your Fund seeks shareholder approval of a new investment management agreement and new sub-advisory agreement. These interim agreements, which became effective on October 1, 2014, were approved by the Board on April 30, 2014. Your Fund’s interim investment management agreement and interim investment sub-advisory agreement contain terms substantially identical to your Fund’s investment management agreement and investment sub-advisory agreement in effect immediately prior to the closing of the Transaction, and to your Fund’s proposed new investment management and new investment sub-advisory agreement, except for the term and escrow provisions described below. The interim agreements will continue in effect for a term ending on the earlier of February 28, 2015 (150 days following the closing of the Transaction) or when shareholder approval of the new investment management agreement and new investment sub-advisory agreement is obtained. Compensation earned by Nuveen Fund Advisors or NAM under an interim agreement will be held in interest-bearing escrow accounts. If shareholders of a Fund approve the new investment management and new investment sub-advisory agreement prior to February 28, 2015, the amount held in the escrow accounts will be paid to Nuveen Fund Advisors or NAM, as appropriate. If shareholders of a Fund do not approve the new investment management agreement and new sub-advisory agreement prior to February 28, 2015, Nuveen Fund Advisors and NAM will be paid the lesser of their costs incurred in performing their services under the interim agreements or the total amount in the escrow accounts, plus interest earned.

Q.	Will there be any important differences between my Fund’s new investment management agreement and new sub-advisory agreement and the pre-Transaction agreements?

A.	No. The terms of the new agreements and the pre-transaction agreements are substantially identical. There will be no change in the contractual management fees you pay.

Q.	What will happen if shareholders of my Fund do not approve the new investment management agreement or new sub-advisory agreement before the expiration of the interim investment management agreement and interim sub-advisory agreement?

If shareholders of your Fund do not approve the new investment management agreement and new sub-advisory agreement prior to February 28, 2015, Nuveen Fund Advisors and NAM will no longer be able to act as your Fund’s adviser and subadviser. The Board will take such action as it deems to be in the best interests of the Fund, including potentially liquidating the Fund.

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, a proxy solicitor for your Fund, at (866) 209-5784.

Q.	How do I vote my shares?

A.	You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services or Broadridge Financial Solutions, Inc., the proxy solicitors hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

Notice of Special Meeting of Shareholders to be held on December 22, 2014	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Nuveen Investment Funds, Inc.

Nuveen Mid Cap Index Fund
Nuveen Small Cap Index Fund

November [    ], 2014

To the Shareholders of the Above Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of Nuveen Investment Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of its series, Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund (each a “Fund,” and collectively, the “Funds”), will be held in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, December 22, 2014, at 2:00 p.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	To approve a new investment management agreement between the Corporation and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), each Fund’s investment adviser, applicable to each Fund.

2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC, with respect to each Fund.

3.	To approve revisions to, or elimination of, certain fundamental investment policies as follows:

a.	Revise the fundamental policy related to the purchase and sale of commodities; and

b.	Eliminate the fundamental policy related to investing for control.

4.	To ratify the selection of PricewaterhouseCoopers LLP as each Fund’s independent registered public accounting firm for the current fiscal year.

Shareholders of record at the close of business on October 28, 2014 are entitled to notice of and to vote at the Meeting.

All shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

Kevin J. McCarthy

Vice President and Secretary

Joint Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

November [            ], 2014

This Joint Proxy Statement is first being mailed to shareholders on or about November [    ], 2014.

Nuveen Investment Funds, Inc.

Nuveen Mid Cap Index Fund
Nuveen Small Cap Index Fund

This Joint Proxy Statement is furnished in connection with the solicitation by the board of directors (the “Board,” and each director a “Board Member” and collectively, the “Board Members”) of Nuveen Investment Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of its series, Nuveen Mid Cap Index Fund and Nuveen Small Cap Index Fund (each a “Fund,” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Monday, December 22, 2014, at 2:00 p.m., Central time (for each Fund, a “Meeting” and collectively, the “Meetings”), and at any and all adjournments, postponements or delays thereof. Appendix A sets forth the abbreviated name of each Fund by which such Fund is referred to in this Joint Proxy Statement.

Proposals

1.	To approve a new investment management agreement between the Corporation and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), each Fund’s investment adviser, applicable to each Fund.

2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC, with respect to each Fund.

3.	To approve revisions to, or elimination of, certain fundamental investment policies as follows:

a.	Revise the fundamental policy related to the purchase and sale of commodities; and

b.	Eliminate the fundamental policy related to investing for control.

4.	To ratify the selection of PricewaterhouseCoopers LLP as each Fund’s independent registered public accounting firm for the current fiscal year.

Voting Information

On the proposals coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the approval of the new investment management agreement,

•	FOR the approval of the new sub-advisory agreement,

•	FOR the approval of the applicable changes to the fundamental investment policies, and

•	FOR the ratification of the independent registered public accounting firm.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at each Meeting. Ten percent (10%) of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 4 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of proposal 4.

Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Certain funds in the Nuveen fund complex invest their assets in other funds in the fund complex, including the Funds. Such funds of funds will vote any shares of the Funds in the same proportion as the vote of all other shareholders of the applicable Fund.

The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

The Board has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on the respective proposals relating to their Fund. In any event, an unfavorable vote on any proposal by the shareholders of one Fund will not affect the implementation of such proposal by the other Fund if the proposal is approved by the shareholders of that Fund.

Each Fund held a special meeting of shareholders (along with meetings of shareholders of several other Nuveen funds) on August 5, 2014 (the “August Meeting”) to seek shareholder approval of certain proposals set forth herein. If you were a shareholder of a Fund on June 6, 2014, you would have received proxy materials related to the August Meeting. However, each

Fund was unable to achieve attendance, in person or by proxy, of a sufficient number of shareholders to approve the proposals at the August Meeting and any adjournments thereof. Votes cast in connection with the August Meeting will not be recognized at the Meeting. Therefore, whether or not you voted in connection with the August Meeting, in order for your vote to be counted at the Meeting you must vote now by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope, or you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Shares Outstanding

Those persons who were shareholders of record at the close of business on October 28, 2014 (the “Record Date”), will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Appendix A lists the shares of each class of each Fund that were issued and outstanding as of the Record Date.

PROPOSAL 1: APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

Background

Nuveen Fund Advisors serves as each Fund’s investment adviser and is responsible for each Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). On April 14, 2014, TIAA-CREF entered into a Purchase and Sale Agreement (the “Transaction Agreement”) to acquire Nuveen from the investor group led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm based in Chicago, Illinois. TIAA-CREF is a national financial services organization with approximately $844 billion in assets under management, as of June 30, 2014 (based on assets under management across Nuveen affiliates and TIAA-CREF investment management teams as of such date), and is the leading provider of retirement services in the academic, research, medical and cultural fields. The Transaction was completed on October 1, 2014 and Nuveen became a wholly-owned subsidiary of TIAA-CREF. Nuveen operates as a separate subsidiary within TIAA-CREF’s asset management business. Nuveen’s current leadership and key investment teams are expected to stay in place.

Prior to the closing of the Transaction, Nuveen Fund Advisors served as each Fund’s investment adviser under an investment management agreement between Nuveen Fund Advisors and the Corporation (each, an “Original Investment Management Agreement” and collectively, the “Original Investment Management Agreements”). The date of each Fund’s Original Investment Management Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B.

Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provided for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the Adviser is deemed to be an assignment. The consummation of the Transaction resulted in a change in control of the Adviser and therefore caused the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act.

In anticipation of the Transaction, the Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members (as defined herein) separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in person meeting for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment management agreement between the Corporation and Nuveen Fund Advisors on behalf of each Fund in substantially the same form as the Original Investment Management Agreement to take effect immediately after the Transaction or shareholder approval, whichever would occur later (each a “New Investment Management Agreement” and collectively, the “New Investment Management Agreements”). The form of the New Investment Management Agreement is attached hereto as Appendix I.

The 1940 Act requires that each New Investment Management Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations” after proposal 2), the Board, including a majority of the Board Members who are not parties to the Original Investment Management Agreements, New Investment Management Agreements or the sub-advisory agreement entered into by the Adviser with respect to any Fund or who are not “interested persons” (as defined in the 1940 Act) of the Fund, the Adviser, or the sub-adviser (the “Independent Board Members”), unanimously approved the continuation of the Original Investment Management Agreement and approved the New Investment Management Agreement on behalf of each Fund and unanimously recommended approval of the New Investment Management Agreement by shareholders.

Because the Funds were unable to achieve attendance, in person or by proxy, of a sufficient number of shareholders to approve the proposals at the August Meeting and any adjournments thereof, shareholders of each Fund were unable approve the New Investment Management Agreement prior to the closing of the Transaction. Therefore an interim investment management agreement between the Adviser and the Corporation with respect to each Fund (each, an “Interim Investment Management Agreement” and collectively, the “Interim Investment Management Agreements”) took effect on October 1, 2014 upon the closing of the Transaction. At the April 30, 2014 meeting, the Board, including the Independent Board Members, unanimously approved an Interim Investment Management Agreement for each Fund in order to ensure continuity of investment advisory services to the Funds after the Transaction. The terms of each Interim Investment Management Agreement are substantially identical to those of the Original Investment Management Agreements and New Investment Management Agreements, except for the term and escrow provisions described below. The Interim Investment Management Agreement will continue in effect for a term ending on the earlier of February 28, 2015 (150 days following the closing of the Transaction) or when shareholders of a Fund approve the New Investment Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement prior to February 28, 2015, the amount held in the escrow account under the Interim Investment Management Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement prior to February 28, 2015, the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Investment Management Agreement or the total amount in the escrow account, plus interest earned. If shareholders do not approve the New Investment Management Agreement, Nuveen Fund Advisors will no longer be able to act as the Fund’s adviser after February 28, 2015 and the Board will take such action as it deems to be in the best interest of the Fund, including potentially liquidating the Fund.

Section 15(f)

The Transaction has been structured in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Each of the Funds currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the

1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Transaction Agreement, TIAA-CREF acknowledges the sellers’ reliance on Section 15(f) of the 1940 Act and has agreed that it will, and will cause its affiliates to, use commercially reasonable efforts to enable the provisions of Section 15(f) to be true in relation to the Funds.

To prevent the occurrence of an “unfair burden” under Section 15(f), Nuveen has committed, for a period of two years from the date of the closing of the Transaction, (i) not to increase contractual management fee rates for any Fund; and (ii) not to raise expense cap levels for any Fund from levels that were in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course.

Comparison of Original Investment Management Agreement, Interim Investment Management Agreement and New Investment Management Agreement

The terms of each New Investment Management Agreement, including fees payable to the Adviser by the Fund thereunder, are substantially identical to those of the Original Investment Management Agreement, except for the date of effectiveness, and to those of the Interim Investment Management Agreement, except for the term and escrow provisions described below. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Investment Management Agreement for each Fund will expire on August 1, 2015, unless continued. Each New Investment Management Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Investment Management Agreements and the Interim Investment Management Agreements to the terms of the New Investment Management Agreements.

Investment Management Services. The investment management services to be provided by the Adviser to each Fund under the New Investment Management Agreements will be identical to those services previously provided by the Adviser to each Fund under the Original Investment Management Agreements and currently provided under the Interim Investment Management Agreements. The Original Investment Management Agreements, the Interim Investment Management Agreements and the New Investment Management Agreements provide that the Adviser shall manage the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment objective and policies and limitations and administer the Fund’s affairs to the extent requested by and subject to the oversight of the Fund’s Board. In addition, the investment management services are expected to be provided by the same Adviser personnel under the New Investment Management Agreements as under the Original Investment Management Agreements and currently provided under the Interim Investment

Management Agreements. The Adviser does not anticipate that the Transaction will have any adverse effect on the performance of its obligations under the New Investment Management Agreements.

Fees. Under each Original Investment Management Agreement, Interim Investment Management Agreement and New Investment Management Agreement, the Fund pays to the Adviser an investment management fee that consists of two components: a fund-level fee, based only on the amount of assets within a Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. The complex-level fee rate is also dependent on the percentage of that Fund’s assets that are “eligible assets,” as described in Appendix C. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as (to the extent that the Fund’s assets are eligible assets) from growth in the amount of complex-wide assets managed by the Adviser. Each Fund’s fee schedule under the New Investment Management Agreement for such Fund is identical to the fee schedule under the Original Investment Management Agreement and the Interim Investment Management Agreement.

Each Fund’s annual fund-level fee, payable monthly, is based upon the average daily net assets of each Fund pursuant to the fee schedule set forth in Appendix C. The fund-level fee schedule is identical under each Fund’s Original Investment Management Agreement, Interim Investment Management Agreement and New Investment Management Agreement.

The overall complex-level fee begins at a maximum rate of 0.2000% of each Fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level pursuant to the complex-level fee schedule set forth on Appendix C. The complex-level fee schedule is identical under each Fund’s Original Investment Management Agreement, Interim Investment Management Agreement and New Investment Management Agreement.

Each Fund’s net assets as of December 31, 2013, fund-specific complex-level fee rate as of December 31, 2013, effective management fee rate (net of fee waivers and expense reimbursements) as a percentage of average daily net assets for the Fund’s last fiscal year and fees paid to the Adviser during the Fund’s last fiscal year are also set forth in Appendix C.

Compensation earned by Nuveen Fund Advisors under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement prior to February 28, 2015, the amount held in the escrow account will be paid to Nuveen Fund Advisors. If shareholders of a Fund do not approve the New Investment Management Agreement prior to February 28, 2015, Nuveen Fund Advisors will be paid the lesser of its costs incurred in performing its services under the interim agreements or the total amount in the escrow account, plus interest earned.

Other Services. Under each Original Investment Management Agreement, each Interim Investment Management Agreement and each New Investment Management Agreement, the Adviser shall furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund’s transfer agent or other service providers) for the Fund.

Limitation on Liability. The Original Investment Management Agreements, Interim Investment Management Agreements and New Investment Management Agreements provide that the Adviser will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Investment Management Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Investment Management Agreement for that Fund, the New Investment Management Agreement will expire on August 1, 2015, unless continued. The New Investment Management Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act. Each Interim Investment Management Agreement will continue in effect for a term ending on the earlier of February 28, 2015 (150 days following the closing of the Transaction) or when shareholders of a Fund approve the New Investment Management Agreement.

Termination. The Original Investment Management Agreement and New Investment Management Agreement for each Fund provide that the agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Fund or Adviser on sixty (60) days’ written notice to the other party. Each Interim Investment Management Agreement may be terminated without the payment of any penalty by the Adviser on sixty (60) days’ written notice to the Fund or by the Fund on ten (10) days’ written notice to the Adviser. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

Information about the Adviser

Nuveen Fund Advisors, a registered investment adviser, is organized as a Delaware limited liability company and is a wholly-owned subsidiary of Nuveen. Founded in 1898, Nuveen and its affiliates had approximately $231.1 billion in assets under management as of June 30, 2014. Nuveen Fund Advisors offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. Nuveen Fund Advisors is responsible for each Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. The business address of Nuveen Fund Advisors and Nuveen is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officer and directors of Nuveen Fund Advisors is set forth in Appendix F.

Nuveen Securities, LLC (the “Distributor”), 333 West Wacker Drive, Chicago, Illinois 60606, an affiliate of the Adviser, serves as the distributor for the Funds’ shares. The Funds pay distribution and service fees to the Distributor, all or a portion of which may be used by the Distributor to compensate financial intermediaries in connection with the distribution of shares and the provision of ongoing account services to shareholders. Information regarding the fees paid by each Fund to the Distributor during the Fund’s last fiscal year is set forth in Appendix C.

Shareholder Approval

To become effective with respect to a particular Fund, the New Investment Management Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Investment Management Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Investment Management Agreement was approved by the Board of the respective Fund after consideration of all factors which it determined to be relevant to its deliberations, including those discussed after proposal 2 below. The Board of each Fund also determined to submit the Fund’s New Investment Management Agreement for consideration by the shareholders of such Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the New Investment Management Agreement.

PROPOSAL 2: APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

Background

Prior to the closing of the Transaction, NAM served as each Fund’s sub-adviser under an investment sub-advisory agreement between Nuveen Fund Advisors and NAM with respect to each Fund (each, an “Original Sub-Advisory Agreement” and collectively, the “Original Sub-Advisory Agreements”). The date of each Original Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board are provided in Appendix D.

As with the Original Investment Management Agreements, each Original Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provided for its automatic termination in the event of its assignment. The completion of the Transaction resulted in a change in control of NAM, which is a subsidiary of Nuveen, and therefore was deemed an assignment of each Original Sub-Advisory Agreement. In addition, each Original Sub-Advisory Agreement provided that it would terminate upon the termination of the Original Investment Management Agreement with respect to such Fund. As a result, the completion of the Transaction resulted in the termination of each Original Sub-Advisory Agreement.

In anticipation of the Transaction, the Board met at a series of joint meetings, including meetings of the full Board and meetings of the Independent Board Members separately, commencing in February 2014 and concluding at the Board’s April 30, 2014 in person meeting for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new sub-advisory agreement between Nuveen Fund Advisors and the Sub-Adviser (each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). The form of the New Sub-Advisory Agreement is attached hereto as Appendix J.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective. At the April 30, 2014 Board meeting, and for the reasons discussed below (see “Board Considerations”), the Board, including a majority of the Independent Board Members, unanimously approved the continuation of the Original Sub-Advisory Agreement and approved the New Sub-Advisory Agreement on behalf of each Fund and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders.

Because each New Sub-Advisory Agreement, like each Original Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, a Fund’s New Sub-Advisory Agreement will not take effect until the New Investment Management Agreement for such Fund has been approved by shareholders.

Because the Funds were unable to achieve attendance, in person or by proxy, of a sufficient number of shareholders to approve the proposals at the August Meeting and any adjournments thereof, shareholders of each Fund were unable approve the New Sub-Advisory Agreement prior to the closing of the Transaction. Therefore an interim sub-advisory agreement between the Adviser and NAM with respect to each Fund (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) took effect on October 1, 2014 upon the closing of the Transaction. At the April 30, 2014 meeting, the Board, including the Independent Board Members, unanimously approved an Interim Sub-Advisory Agreements for each Fund in order to ensure continuity of sub-advisory services to the Funds after the Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Original Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of February 28, 2015 (150 days from the closing of the Transaction) or when shareholders of a Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to February 28, 2015, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to February 28, 2015, the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders do not approve the New Investment Management Agreement and New Sub-Advisory Agreement, NAM will no longer be able to act as the Fund’s sub-adviser after February 28, 2015 and the Board will take such action as it deems to be in the best interest of the Fund, including potentially liquidating the Fund.

Comparison of Original Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement

The terms of each New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Nuveen Fund Advisors thereunder, are substantially identical to those of the Original Sub-Advisory Agreement, except for the date of effectiveness, and to those of the Interim Sub-Advisory Agreement, except for the term and escrow provisions discussed below. There is no change in the fee rate payable by Nuveen Fund Advisors to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will expire on August 1, 2015, unless continued. Each New Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Original Sub-Advisory Agreements and the Interim Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Advisory Services. The advisory services to be provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements will be identical to those advisory services previously provided by the Sub-Adviser to each Fund under the Original Sub-Advisory Agreements and currently provided under the Interim Sub-Advisory Agreements. The Original Sub-Advisory Agreements, the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements provide that the Sub-Adviser will furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Fund’s Board and the Adviser. In performing its duties under the Original Sub-Advisory Agreements, the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements, the Sub-Adviser will monitor the Fund’s investments and will comply with the provisions of the Fund’s organizational documents and the stated investment objectives, policies and restrictions of the Fund. It is not anticipated that the Transaction will have any adverse effect on the performance of the Sub-Adviser’s obligations under the New Sub-Advisory Agreements.

Brokerage. The Original Sub-Advisory Agreements, the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to the Sub-Adviser.

Fees. Under each Original Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a portfolio management fee out of the investment management fee it receives from the Fund. The rate of the portfolio management fees payable by the Adviser to the Sub-Adviser under the New Sub-Advisory Agreements is identical to the rate of the fees paid under the Original Sub-Advisory Agreements and the Interim Sub-Advisory Agreements. The annual rate of portfolio management fees payable to the Sub-Adviser under the Original Sub-Advisory Agreements, the Interim Sub-Advisory Agreements and the New Sub-Advisory Agreements and the fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year are set forth in Appendix E.

Compensation earned by the Sub-Adviser under an Interim Investment Management Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to February 28, 2015, the amount held in the escrow account will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Investment Management Agreement and New Sub-Advisory Agreement prior to February 28, 2015, the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the interim agreements or the total amount in the escrow account, plus interest earned.

Payment of Expenses. Under each Original Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay all expenses it incurs in connection with its activities under the agreement other than the cost of securities (including brokerage commissions) purchased for the Fund.

Limitation on Liability. The Original Sub-Advisory Agreements, Interim Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Sub-Adviser’s duties under the agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of duties under the agreement, or by reason of its reckless disregard of its obligations and duties under the agreement.

Continuance. The Original Sub-Advisory Agreement of each Fund originally was in effect for an initial term and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of a Fund approve the New Sub-Advisory Agreement for that Fund, the New Sub-Advisory Agreement will expire on August 1, 2015, unless continued. Thereafter, the New Sub-Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act. Each Interim Investment Sub-Advisory Agreement will continue in effect for a term ending on the earlier of February 28, 2015 (150 days following the closing of the Transaction) or when shareholders of a Fund approve the New Investment Management Agreement and New Sub-Advisory Agreement.

Termination. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund provide that the agreement may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice. The Original Sub-Advisory Agreement and New Sub-Advisory Agreement may also be terminated with respect to a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by sixty (60) days’ written notice. Each Interim Sub-Advisory Agreement may be terminated with respect to a Fund by action of the Fund’s Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by ten (10) days’ written notice to the Sub-Adviser.

The Original Sub-Advisory Agreement, Interim Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund are also terminable with respect to that Fund at any time without the payment of any penalty, by the Adviser, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that the Sub-Adviser or any of its officers or directors has taken any action that results in a breach of the covenants of the Sub-Adviser set forth in such agreement.

Information About the Sub-Adviser

NAM is an affiliate of Nuveen Fund Advisors and serves as investment sub-adviser to each Fund. NAM is organized as a Delaware limited liability company, and its sole managing member is Nuveen Fund Advisors. The business address of NAM is 333 West Wacker Drive, Chicago, Illinois 60606.

Certain information regarding the executive officer and directors of the Sub-Adviser is set forth in Appendix F.

Affiliated Brokerage and Other Fees

No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or the Sub-Adviser.

During each Fund’s last fiscal year, no Fund made any material payments to the Adviser or the Sub-Adviser or any affiliated person of the Adviser or the Sub-Adviser for services provided to the Fund (other than pursuant to the Original Investment Management Agreement or Original Sub-Advisory Agreement or fees paid to the Distributor as described herein).

Shareholder Approval

To become effective with respect to a particular Fund, the New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the New Sub-Advisory Agreements, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Each New Sub-Advisory Agreement was approved by the Board after consideration of all factors which it determined to be relevant to its deliberations, including those discussed below. The Board of each Fund also determined to submit the Fund’s New Sub-Advisory Agreement for consideration by the shareholders of the Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR approval of the Fund’s New Sub-Advisory Agreement.

BOARD CONSIDERATIONS

I.	The Approval Process

The Board of each Fund, including the Independent Board Members, is responsible for overseeing the performance of the Adviser and Sub-Adviser to the respective Fund and determining whether to approve or continue such Fund’s investment management agreement and sub-advisory agreement. Pursuant to the 1940 Act, each Board is required to consider the continuation of the investment management agreement and sub-advisory agreement on an annual basis. Prior to its most recent annual review of the Original Investment Management Agreement and Original Sub-Advisory Agreement (collectively, the “Original Advisory Agreements”), the Board Members were advised of the potential acquisition of Nuveen by TIAA-CREF. For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved the New Investment Management Agreements and the New Sub-Advisory Agreements (collectively, the “New Advisory Agreements”) on behalf of the Funds to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Funds; the quality or level of services provided to the Funds; key personnel that service the Funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or Fund operations; and the Funds’ fees and expenses, including the Funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Funds, the Adviser and Sub-Adviser (collectively, the “Fund Advisers” and each a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, respond to questions and to discuss, among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Funds, TIAA-CREF or the Fund Advisers; the reaction from Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser, the Transaction and its implications to the Funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and Fund Advisers including, among other things: the nature, extent and quality of services provided by a Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of the Fund Adviser; a review of the applicable Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Funds, including, in particular, any changes to those services that the Funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Funds as a result of the Transaction; the impact on Nuveen or the Funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, Fund performance, Fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain NAM equity and fixed income teams in September 2013 and met with the NAM municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund

Advisers, (b) the investment performance of the Funds and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Funds and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of the Original Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable open-end or closed-end fund product line.

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund, monitoring and analyzing its performance, to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms, and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing the fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to the fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management, and the development of investment policies and parameters).

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end funds including, among other things: the continued focus on enhancing the product line through the development of new funds, including the development of alternative strategies reflecting trends in the industry; the enhanced support provided to the Board by providing comprehensive in-depth presentations to the Open-End Funds Committee; and the development of a new class of shares for certain funds.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the respective Fund. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and its supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the respective Fund Adviser; the ability of the Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Adviser or Funds following the Transaction; and any anticipated changes to the investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Funds and the Board following the Transaction. The key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise, and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Funds as the Funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to the respective Funds under each applicable New Advisory Agreement were satisfactory and supported approval of the New Advisory Agreements.

B.	The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In considering a Fund’s performance, the Board recognized that a Fund’s performance can be reviewed through various measures including the Fund’s absolute return, the Fund’s return compared to the performance of other peer funds, and the Fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014 (or for such shorter periods available for Funds that did not exist for part of the foregoing time frame). This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•

The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•

Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•

The investment experience of a particular shareholder in the Funds will vary depending on when such shareholder invests in the applicable Fund, the class held (if multiple classes offered in a Fund) and the performance of the Fund (or respective class) during that shareholder’s investment period.

•

Open-end funds offer multiple classes and the performance of the various classes of a Fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•

The usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the Fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Funds from highly relevant to less relevant. For Funds classified with the less relevant Performance Peer Groups, the Board considered a Fund’s performance compared to its benchmark to help assess the Fund’s comparative performance. A Fund was generally considered to have performed comparably to its benchmark if the Fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the Fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions.[1] While the Board is cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data for the Funds, the Independent Board Members noted that the Funds had satisfactory performance compared to their peers. In this regard, each Fund performed in the second or third quartile over various periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of the Funds, the Board considered that the portfolio investment personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction. Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe

[1]

The Board recognized that the Adviser considered a Fund to have outperformed or underperformed its benchmark if the Fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group (with respect to state municipal funds) may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed that the Mid Cap Index Fund had a net management fee and net expense ratio (including fee waivers and expense reimbursements) below its peer average, and while the Small Cap Index Fund had a net expense ratio that was slightly higher than its peer average, it had a net management fee that was below its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore, the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Funds (as described above) and while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to non-municipal funds, such other clients of a Fund Adviser may include: separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen, collective trust funds, and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data, an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction (i) not to increase contractual management fee rates for any Fund and (ii) not to raise expense cap levels for any Fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any Funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in additional sales of the Funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under the New Advisory Agreements were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that the Fund Adviser’s level of profitability for its advisory activities under the New Advisory Agreements would continue to be reasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels, subject to certain exceptions. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide break point levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

E.	Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the applicable Funds and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the respective Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that as the applicable policies and operations of the Fund Advisers with respect to the Funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F.	Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction

(i) not to increase contractual management fee rates for any Fund and (ii) not to raise expense cap levels for any Fund from levels currently in effect or scheduled to go into effect prior to the Transaction. This commitment shall not limit or otherwise affect mergers or liquidations of any Fund in the ordinary course.

•

The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

•	The reputation, financial strength and resources of TIAA-CREF.

•	The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II.	Approval of Interim Advisory Agreements

At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements would take effect upon the closing of the Transaction if shareholders had not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

PROPOSAL 3: REVISIONS TO, OR ELIMINATION OF, CERTAIN FUNDAMENTAL INVESTMENT POLICIES

The 1940 Act requires that each Fund adopt certain investment policies that can only be changed by a vote of shareholders. These policies are considered “fundamental.” Each Fund must adopt fundamental policies dealing with the classifications and sub-classifications under the 1940 Act under which the Fund may operate; borrowing money; the issuance of senior securities; engaging in the business of underwriting securities issued by other persons; concentrating investments in a particular industry or group of industries; the purchase and sale of real estate and commodities; and making loans to other persons. These policies are commonly referred to as “fundamental investment restrictions.” A Fund may also elect to designate other policies as fundamental. Each Fund has adopted fundamental investment restrictions with respect to the matters required by the 1940 Act. Certain Funds have also adopted additional fundamental investment restrictions.

Each Fund’s current fundamental investment policies generally reflect industry practices and market and regulatory conditions at the time of inception and adoption of such policies by each Fund. As a result, fundamental investment policies vary across the funds in the Nuveen fund complex. After reviewing the fundamental investment policies of the funds in the Nuveen fund complex, Fund management has developed a more uniform set of fundamental investment policies that reflect current best practices and the evolving market and regulatory environment. Fund management has recommended to the Board that certain fundamental investment policies be revised or eliminated and the Board has approved such revisions to, or elimination of, certain fundamental investment policies. Therefore, the Funds are seeking shareholder approval to revise or eliminate certain fundamental investment policies in order to implement this more uniform set of fundamental investment policies. Certain other funds in the Nuveen fund complex are concurrently seeking similar approvals.

The amendment and restatement or elimination of each applicable fundamental investment policy is set forth in a separate proposal below (Proposals 3(a) and 3(b)). No proposal to amend and restate or eliminate any fundamental investment policy is contingent upon the approval of any other such proposal.

Proposal 3(a) — Revision of Fundamental Investment Policy Related to the Purchase and Sale of Commodities

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

The Fund may not purchase or sell physical commodities or contracts relating to physical commodities.

Proposed Fundamental Investment Policy

The Board has proposed the following fundamental investment policy:

The Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments; but this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, other commodity-related derivative instruments, and investment companies that provide exposure to commodities.

The 1940 Act requires each fund to have a fundamental investment policy governing the purchase and sale of commodities. Each Fund has a fundamental investment policy that generally prohibits the Fund from investing in physical commodities. However, these fundamental investment policies typically permit the Funds to make certain commodities related investments, such as investments in other investment companies that provide exposure to commodities or investments in certain instruments related to or backed by commodities. The proposed fundamental investment policy would establish a comprehensive description of the permitted commodity-related instruments in which a Fund may invest.

In addition, the proposed fundamental investment policy will conform the Funds’ policy relating to commodities to the standard policy of other funds in the Nuveen fund complex. Such standardization of fundamental investment policies is expected to (i) facilitate more effective management of the Funds’ portfolios by the Funds’ Adviser and Sub-Adviser, (ii) streamline the monitoring of compliance with applicable policies, (iii) eliminate conflicts across Funds among comparable policies resulting from minor variations in their terms and (iv) improve the ability of investors to evaluate and compare applicable investment policies across the Funds. In order to reflect changes over time in industry practices and regulatory requirements, the proposed amendments are intended to update fundamental investment policies that are more restrictive than required under the 1940 Act. Clarifying and modernizing these fundamental investment policies would allow the Funds to operate more efficiently within the limits of the 1940 Act and give the Funds greater flexibility to take advantage of, and react to, changes in financial markets and the development of new investment opportunities and instruments. Notwithstanding the flexibility provided by the proposed fundamental investment policy, each Fund would be subject to limitations established, from time to time, by the Board regarding the use and types of instruments permitted pursuant to the fundamental investment policy.

The revised policy is intended to further standardize the fundamental investment policies of funds in the Nuveen fund complex, eliminate unnecessary restrictions and provide the Funds greater flexibility to purchase investments and to adapt to market, industry, regulatory and technical changes. However, it is not currently anticipated that the proposed fundamental investment policy relating to commodities would result in any change to the Funds’ current investment strategies or entail any additional material risks to the Funds.

If approved by shareholders of a Fund, the amended and restated fundamental investment policy will become effective as to that Fund when that Fund’s Statement of Additional Information (“SAI”) is revised or supplemented to reflect the amendment. If a proposed amendment is not approved by a Fund’s shareholders, the current fundamental investment policy will remain in effect as to that Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR this proposal.

Proposal 3(b) — Elimination of the Fundamental Policy Related to Investing for Control

Current Fundamental Investment Policy

The Funds currently have the following fundamental investment policy, which can only be changed by a vote of the relevant Fund’s shareholders:

The Fund will not invest in companies for the purpose of control or management.

The Board has proposed to eliminate the above fundamental investment policy.

The above fundamental investment policy was originally adopted by funds in the Nuveen fund complex to address then existing requirements of state “blue sky” securities authorities in connection with the registration of shares for sale in a particular state or states. However, since the enactment of the National Securities Market Improvement Act of 1996 (“NSMIA”), registered mutual funds, such as the Funds, are no longer required to qualify their shares with state authorities (although funds must still register their shares with states in which the shares are sold) and therefore such fundamental investment policies are no longer required. Funds in the Nuveen fund complex formed after the enactment of NSMIA generally have not adopted such fundamental investment policies. The 1940 Act does not require a fund to have a fundamental investment policy stating that it will not invest for the purpose of control or management.

Eliminating this fundamental policy will promote uniformity among the funds in the Nuveen fund complex. It is not the Funds’ intent to initially invest in any issuer for the purpose of exercising control. Each Fund that is classified as a diversified fund will continue to be subject to the diversification requirements of the 1940 Act, which limit the amount of an issuer’s voting securities that the Fund may acquire. However, eliminating the fundamental investment policy will conform the Funds’ policies to those of other funds in the Nuveen fund complex and avoid potential questions of interpretation as to what constitutes investment for control and therefore reduce administrative burdens and promote efficient portfolio management.

Elimination of this fundamental policy is not expected to have any material effect on the manner in which any Fund is managed, and the Board believes that the proposed elimination will provide the Funds with maximum flexibility to purchase and sell portfolio securities and other instruments in accordance with each Fund’s investment objectives and policies and consistent with current legal requirements.

If approved by shareholders of a Fund, the elimination of this fundamental investment policy will become effective as to that Fund when that Fund’s SAI is revised or supplemented to reflect the elimination. If the proposed elimination is not approved by a Fund’s shareholders, the current fundamental investment policy will remain in effect as to that Fund.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR this proposal.

Shareholder Approval

Each of the above proposed revisions to or eliminations of fundamental investment policies must be approved by a vote of a majority of the outstanding voting securities of the applicable Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of each of the above proposals, abstentions and broker non-votes will have the same effect as shares voted against a proposal.

PROPOSAL 4: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Independent Board Members have unanimously selected PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm to audit the books and records of each Fund for each Fund’s current fiscal year. The selection of the independent registered public accounting firm of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter.

A representative of PwC will be present at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. PwC has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

The tables set forth in Appendix G provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

The Board of each Fund unanimously recommends that shareholders of the Fund vote FOR ratification of the selection of the independent registered public accounting firm.

ADDITIONAL INFORMATION

Attending the Meeting

If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting. You may contact the Funds at (877) 821-2278 to obtain directions to the site of the Meeting.

Principal Shareholders

As of the Record Date, no shareholder owned, beneficially or of record, more than 5% of any class of shares of any Fund, except as provided in Appendix H.

Shareholder Proposals

The Corporation generally does not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Corporation does not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Corporation should send their written proposal to the Corporation at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Corporation begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by Nuveen and TIAA-CREF. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services and Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies at an estimated cost of $[        ] per Fund plus reasonable expenses.

Fiscal Year

The fiscal year end of each Fund is October 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on December 22, 2014

Each Fund’s proxy statement is available at www.nuveenproxy.com/ProxyInfo/MF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Funds. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person or represented by proxy at the Meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

November [            ], 2014

Appendix A

FUND INFORMATION

Shares of Each Class Outstanding as of the Record Date
Fund Name	Abbreviated Fund Name	Fiscal Year End	Class A		Class C		Class R3		Class I
Nuveen Mid Cap Index Fund	Mid Cap Index Fund	10/31	[	]	[	]	[	]	[	]
Nuveen Small Cap Index Fund	Small Cap Index Fund	10/31	[	]	[	]	[	]	[	]

A-1

Appendix B

DATES RELATING TO ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS AND INTERIM INVESTMENT MANAGEMENT AGREEMENTS

Fund	Date of Original Investment Management Agreement	Date Original Investment Management Agreement Last Approved by Shareholders	Date Original Investment Management Agreement Last Approved For Continuance by Board	Date of Interim Investment Management Agreement	Date Interim Investment Management Agreement Approved by Board
Mid Cap Index Fund	January 1, 2011 as amended May 14, 2012	December 17, 2010(1)	April 30, 2014	October 1, 2014	April 30, 2014
Small Cap Index Fund	January 1, 2011 as amended May 14, 2012	December 17, 2010(1)	April 30, 2014	October 1, 2014	April 30, 2014

(1)	The Original Investment Management Agreement was approved by shareholders in connection with the acquisition by Nuveen of the business of the former investment adviser of the Fund.

B-1

Appendix C

INVESTMENT MANAGEMENT FEE INFORMATION

Complex-Level Fee Rates
Complex-Level Managed Asset Breakpoint Level	Effective Rate at Breakpoint Level
First $55 billion	.2000%
$56 billion	.1996%
$57 billion	.1989%
$60 billion	.1961%
$63 billion	.1931%
$66 billion	.1900%
$71 billion	.1851%
$76 billion	.1806%
$80 billion	.1773%
$91 billion	.1691%
$125 billion	.1599%
$200 billion	.1505%
$250 billion	.1469%
$300 billion	.1445%

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Except as described below, eligible assets include the net assets of all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (“TOB”) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

Each Fund’s complex-level fee rate is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen funds pursuant to the schedule above, and making, as appropriate, upward adjustments to that rate based upon the percentage of each Fund’s assets that are not “eligible assets.” The Funds are former First American Funds to which such upward rate adjustment applies. As a result, the Funds have different complex-level fee rates. The maximum overall complex-level fee rate is 0.2000% of a Fund’s average daily net assets, which is based upon complex-level eligible assets of $55 billion, with the overall complex-level fee rate decreasing incrementally (as shown in the table above) for eligible assets above that level. Fund-specific complex-level fee rates will not exceed the maximum overall complex-level fee rate of 0.2000%. Each Fund’s fund-specific complex-level fee rate as of December 31, 2013 is set forth on the following chart.

C-1

Fund-Level Fee Rates, Fund Specific Complex-Level Fee Rate, Effective Management Fee Rate, Management Fees Paid, Fees Paid to Distributor and Net Assets

Fund	Fiscal Year End		Fund Level Fee			Fund-Specific Complex-Level Fee Rate (as of 12/31/2013)	Effective Management Fee Rate During Last Fiscal Year(1)	Fees Paid to the Adviser During Last Fiscal Year(2)	Fees Paid to Distributor During Last Fiscal Year	Net Assets as of 12/31/2013
			Fund Average Daily Net Assets	Fee Rate
Mid Cap Index Fund(3)	10/31	*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.1500 0.1375 0.1250 0.1125 0.1000 0.0750	% % % % % %	0.1803%	0.29%	$1,459,126	$1,186,304	$636,100,766

Small Cap Index Fund(3)	10/31	*	First $125 million Next $125 million Next $250 million Next $500 million Next $1 billion Over $2 billion	0.1500 0.1375 0.1250 0.1125 0.1000 0.0750	% % % % % %	0.1832%	0.09%	$93,433	$247,785	$142,726,068

*	“Effective Management Fee Rate During Last Fiscal Year,” “Fees Paid to the Adviser During Last Fiscal Year” and “Fees Paid to Distributor During Last Fiscal Year” presented in this table are for the fiscal year ended October 31, 2013, which is the most recent year for which such data is available.
(1)	Management fees (net of fee waivers and expense reimbursements) paid to the Adviser during the Fund’s last fiscal year as a percentage of average daily net assets.
(2)	Net of fee waivers and expense reimbursements.
(3)	The Adviser has agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the amount of average daily net assets of any class of Fund shares as set forth in the table below and for the time periods as stated in the table below. Such expense limitations may be terminated or modified prior to that date only with the approval of the Board of the Fund. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Index Fund	0.5000%	February 28, 2015
Small Cap Index Fund	0.5800%	February 28, 2015

C-2

Appendix D

DATES RELATING TO ORIGINAL SUB-ADVISORY AGREEMENTS AND INTERIM SUB-ADVISORY AGREEMENTS

Fund	Sub-Adviser	Date of Original Sub-Advisory Agreement	Date Original Sub-Advisory Agreement Last Approved by Shareholders	Date Original Sub-Advisory Agreement Last Approved For Continuance by Board	Date of Interim Sub-Advisory Agreement	Date Interim Sub-Advisory Agreement Approved by Board
Mid Cap Index Fund	NAM	January 1, 2011	December 17, 2010(1)	April 30, 2014	October 1, 2014	April 30, 2014
Small Cap Index Fund	NAM	January 1, 2011	December 17, 2010(1)	April 30, 2014	October 1, 2014	April 30, 2014

(1)	The Original Sub-Advisory Agreement was approved by shareholders in connection with the acquisition by Nuveen of the business of the former investment adviser of the Fund.

D-1

Appendix E

SUB-ADVISORY FEE RATES AND SUB-ADVISORY FEES PAID

Fund	Fiscal Year End		Sub-Advisor	Sub-Advisory Fee Rate as a Percentage of the Net Management Fee Paid by the Fund to the Sub-Adviser	Fees Paid to the Sub-Adviser During Last Fiscal Year	Net Assets as of 12/31/2013
Mid Cap Index Fund	10/31	*	NAM	28.5714%	$416,893	$636,100,766
Small Cap Index Fund	10/31	*	NAM	42.8571%	$46,733	$142,726,068

*	“Fees Paid to the Sub-Adviser During Last Fiscal Year” presented in this table are for the fiscal year ended October 31, 2013, which is the most recent year for which such data is available.

E-1

Appendix F

INFORMATION REGARDING OFFICERS AND DIRECTORS OF THE ADVISER AND THE SUB-ADVISER

	Principal Executive Officer and Directors			Fund officers or Board Members who are officers, employees, directors, general partners or shareholders of the Adviser/ Sub-Adviser
Adviser/Sub-Adviser	Name	Address	Principal Occupation
Nuveen Fund Advisors	William Adams IV Thomas S. Schreier, Jr.	333 West Wacker Drive Chicago, IL 60606 333 West Wacker Drive Chicago, IL 60606	Co-President Co-President	Gifford R. Zimmerman Kathleen L. Prudhomme Kevin J. McCarthy Margo L. Cook Scott S. Grace Stephen D. Foy Thomas S. Schreier, Jr. William Adams IV

NAM	Thomas S. Schreier, Jr. William T. Huffman	333 West Wacker Drive Chicago, IL 60606 333 West Wacker Drive Chicago, IL 60606	Chairman President	Gifford R. Zimmerman Kathleen L. Prudhomme Kevin J. McCarthy Scott S. Grace Thomas S. Schreier

F-1

Appendix G

AUDIT AND RELATED FEES

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Mid Cap Index Fund	10/31*	$12,776	$13,910	$0	$0	$0	$0	$0	$5,001	$0	$0	$0	$0	$0	$0
Small Cap Index Fund	10/31*	$11,552	$12,337	$0	$0	$0	$0	$0	$7,377	$0	$0	$0	$0	$0	$0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.
*	Data presented in this table is for fiscal years ended October 31, 2012 and October 31, 2013, which are the two most recent fiscal years for which such data is available.

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013	Fiscal Year Ended 2012	Fiscal Year Ended 2013
Mid Cap Index Fund	10/31*	$0	$5,001	$0	$0	$0	$0	$0	$5,001
Small Cap Index Fund	10/31*	$0	$7,377	$0	$0	$0	$0	$0	$7,377

*	Data presented in this table is for fiscal years ended October 31, 2012 and October 31, 2013, which are the two most recent fiscal years for which such data is available.

G-1

Appendix H

LIST OF BENEFICIAL OWNERS WHO OWN MORE THAN 5%

OF ANY CLASS OF SHARES IN ANY FUND

The following chart lists each shareholder who owned of record more than 5% of any class of shares for each Fund as of October 28, 2014:

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Mid Cap Index Fund — Class A	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	[ ]	[ ]	%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	[ ]	[ ]	%

Mid Cap Index Fund — Class C	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	[ ]	[ ]	%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis MO 63103-2523	[ ]	[ ]	%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	[ ]	[ ]	%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	[ ]	[ ]	%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	[ ]	[ ]	%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	[ ]	[ ]	%

	LPL Financial FBO Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego CA 92150-9046	[ ]	[ ]	%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Mid Cap Index Fund — Class R3	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	[ ]	[ ]	%

	State Street Bank 401k Plan FBO ADP Access 401(K) Product 1 Lincoln St Boston MA 02111-2901	[ ]	[ ]	%

Mid Cap Index Fund — Class I	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	[ ]	[ ]	%

	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2t2 Greenwood Vlg CO 80111-5002	[ ]	[ ]	%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	[ ]	[ ]	%

	Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	[ ]	[ ]	%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	[ ]	[ ]	%

Small Cap Index Fund — Class A	Hartford Life Insurance Company Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	[ ]	[ ]	%

	Charles Schwab & Co Inc Special Custody Account For Benefit Of Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	[ ]	[ ]	%

	National Financial Services LLC For The Exclusive Benefit Of Our Customers Attn Mutual Fund Dept 4th Floor 499 Washington Blvd Jersey City NJ 07310-2010	[ ]	[ ]	%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Small Cap Index Fund — Class C	Raymond James Omnibus For Mutual Funds House Acct Attn: Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	[ ]	[ ]	%

	First Clearing, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market St Saint Louis MO 63103-2523	[ ]	[ ]	%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	[ ]	[ ]	%

	American Enterprise Investment Serv 707 2nd Ave S Minneapolis MN 55402-2405	[ ]	[ ]	%

	Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	[ ]	[ ]	%

	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	[ ]	[ ]	%

	State Street Bank & Trust Cust Catherine M Henderson IRA 4504 Village Crest Dr Flower Mound TX 75022-1029	[ ]	[ ]	%

Small Cap Index Fund — Class R3	Hartford Life Insurance Company Separate Account Attn UIT Operations POBox 2999 Hartford CT 06104-2999	[ ]	[ ]	%

	Massachusetts Mutual Life Insurance Co 1295 State St MIP C255 Springfield MA 01111-0001	[ ]	[ ]	%

	AUL American Unit Trust Attn Separate Accts PO Box 368 Indianapolis IN 46206-0368	[ ]	[ ]	%

Small Cap Index Fund — Class I	Great-West Trust Co LLC Trustee/C FBO Retirement Plans 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	[ ]	[ ]	%

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

	Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	[ ]	[ ]	%

	Great-West Trust Company LLC TTEE F Employee Benefits Clients 401k 8515 E Orchard Rd 2T2 Greenwood Village CO 80111-5002	[ ]	[ ]	%

	State Street Bank And Trust As Cust FBO Moses & Singer LLP 200 Clarendon St Mail SHP JHT0515 Boston MA 02116-5021	[ ]	[ ]	%

	Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787	[ ]	[ ]	%

Appendix I

FORM OF MANAGEMENT AGREEMENT

BETWEEN

NUVEEN INVESTMENT FUNDS, INC.

AND

NUVEEN FUND ADVISORS, LLC

NUVEEN INVESTMENT FUNDS, INC., a Maryland corporation registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end diversified management series investment company (“Company”), hereby appoints NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company registered under the Investment Advisers Act of 1940 as an investment adviser, of Chicago, Illinois (“Manager”), to furnish investment advisory and management services and certain administrative services with respect to the portion of its assets represented by the shares issued in the series listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as “Fund”). Company and Manager hereby agree that:

1. Investment Management Services. Manager shall manage the investment operations of Company and each Fund, subject to the terms of this Agreement and to the supervision and control of Company’s Board of Directors (“Directors”). Manager agrees to perform, or arrange for the performance of, the following services with respect to each Fund:

(a) to obtain and evaluate such information relating to economies, industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuous investment program in a manner consistent with and subject to (i) Company’s articles of incorporation and by-laws; (ii) the Fund’s investment objectives, policies, and restrictions as set forth in written documents furnished by the Company to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Fund and Company; and (iv) any other written limits or directions furnished by the Directors to Manager;

(c) unless otherwise directed by the Directors, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Fund, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Company or Fund action, and any other rights pertaining to Company or the Fund shall be exercised;

(f) to make available to Company promptly upon request all of the Fund’s records and ledgers and any reports or information reasonably requested by the Company; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

Except as otherwise instructed from time to time by the Directors, with respect to execution of transactions for Company on behalf of a Fund, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparts or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

Company hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of a Fund to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act or 1934 and Rule 11a2-2(T) thereunder. Company hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Company or one or more Funds in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Company, the Funds, and Manager’s other customers.

Manager shall for all purposes be deemed to be an independent contractor and not an agent of Company and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Company in any way.

2. Administrative Services. Subject to the terms of this Agreement and to the supervision and control of the Directors, Manager shall provide to the Company facilities, equipment, statistical and research data, clerical, fund administrative services, internal auditing and legal services, and personnel to carry out all management services required for operation of the business and affairs of the Funds other than those services to be performed by the Company’s Distributor pursuant to the Distribution Agreement, those services to be performed by the Company’s Custodian pursuant to the Custody

Agreement, those services to be performed by the Company’s Transfer Agent pursuant to the Transfer Agency Agreement, those accounting and administrative services to be provided by a third-party service provider pursuant to an Agreement approved by the Directors, and those services normally performed by the Company’s counsel and auditors.

3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations, make use of (i) its affiliated companies and their directors, Directors, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

4. Expenses Borne by Company. Except to the extent expressly assumed by Manager herein or under a separate agreement between Company and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Company. Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Company and the custodian, transfer agent or any other agent selected by Company;

(c) all charges for accounting and administrative services provided to Company by a third-party service provider pursuant to an agreement approved by the Directors;

(d) all charges for services of Company’s independent auditors and for services to Company by legal counsel;

(e) all compensation of Directors, other than those affiliated with Manager, all expenses incurred in connection with their services to Company, and all expenses of meetings of the Directors or committees thereof;

(f) all expenses incidental to holding meetings of holders of units of interest in the Company (“Shareholders”), including printing and of supplying each record-date Shareholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Company prospectus(es) and of supplying each then-existing Shareholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Company shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Directors;

(j) all brokers’ commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l) all expenses of registering and maintaining the registration of Company under the 1940 Act and, to the extent no exemption is available, expenses of registering Company’s shares under the Securities Act of 1933, of qualifying and maintaining qualification of Company and of Company’s shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Company under all other laws applicable to Company or its business activities;

(m) all interest on indebtedness, if any, incurred by Company or a Fund; and

(n) all fees, dues and other expenses incurred by Company in connection with membership of Company in any trade association or other investment company organization.

5. Allocation of Expenses Borne by Company. Any expenses borne by Company that are attributable solely to the organization, operation or business of a Fund shall be paid solely out of Fund assets. Any expense borne by Company which is not solely attributable to a Fund, nor solely to any other series of shares of Company, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Directors.

6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement.

In the event that Manager pays or assumes any expenses of Company or a Fund not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Company or a Fund under any separate agreement or arrangement between the parties.

7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Company shall pay to Manager out of the assets of each Fund fees at the annual rate for such Fund as set forth in Schedule B to this Agreement. For each Fund, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund, determined in the manner established by the Board of Directors, as of the close of business on the last preceding business day on which the Fund’s net asset value was determined.

8. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager’s own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Company or one or more Funds. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Company and its Funds for all acts or omissions of any sub-adviser in connection with the performance of Manager’s duties hereunder.

9. Non-Exclusivity. The services of Manager to Company hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

10. Standard of Care. The Manager shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

11. Amendment. This Agreement may not be amended as to the Company or any Fund without the affirmative votes (a) of a majority of the Board of Directors, including a majority of those Directors who are not “interested persons” of Company or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a “majority of the outstanding shares” of Company or, with respect to any amendment affecting an individual Fund, a “majority of the outstanding shares” of that Fund. The terms “interested persons” and “vote of a majority of the outstanding shares” shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

12. Effective Date and Termination. This Agreement shall become effective as to any Fund as of the effective date for that Fund specified in Schedule A hereto. This Agreement may be terminated at any time, without payment of any penalty, as to any Fund by the Board of Directors of Company, or by a vote of a majority of the outstanding shares of that fund, upon at least sixty (60) days’ written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days’ written notice to Company. This Agreement shall terminate automatically in the event of its “assignment” (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to any Fund for the initial term applicable to that Fund specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Fund at least annually (a) by a majority of those Directors who are not interested persons of Company or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Directors of Company or by a “vote of a majority of the outstanding shares” of the Fund.

13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Company pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Company and any other records the parties mutually agree shall be maintained by Manager on behalf of Company are the property of Company and shall be surrendered by

Manager promptly on request by Company; provided that Manager may at its own expense make and retain copies of any such records.

Company shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Shareholder in a Fund as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

Manager shall prepare and furnish to Company as to each Fund statistical data and other information in such form and at such intervals as Company may reasonably request

14. Use of Manager’s Name. Company may use the name “Nuveen Investment Funds, Inc.” and the Fund names listed in Schedule A or any other name derived from the name “Nuveen” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Company will cease to use any name derived from the name “Nuveen” or otherwise connected with Manager, or with any organization which shall have succeeded to Manager’s business as investment adviser.

15. Governing Law. This Agreement shall be governed in accordance with the internal laws of the State of Illinois, without giving effect to principles of conflict of laws.

16. References and Headings. In this Agreement and in any amendment hereto, references to this Agreement and all expressions such as “herein,” “hereof,” and “hereunder’” shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction, or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: [ ]

NUVEEN INVESTMENT FUNDS, INC.

ATTEST	BY

NUVEEN FUND ADVISORS, LLC

ATTEST	BY

NUVEEN INVESTMENT FUNDS, INC.

MANAGEMENT AGREEMENT

SCHEDULE A

The Funds of the Company currently subject to this Agreement and the effective date for each are as follows:

FUND	EFFECTIVE DATE	INITIAL TERM

NUVEEN INVESTMENT FUNDS, INC.

MANAGEMENT AGREEMENT

SCHEDULE B

a.	Compensation pursuant to Section 7 of this Agreement shall be calculated with respect to each Fund in accordance with the following schedule applicable to the average daily net assets of the Fund: Each Fund’s Management Fee will equal the sum of a Fund-Level Fee and a Complex-Level Fee.

b.	The Fund-Level Fee for each Fund shall be computed by applying the following annual rate to the average total daily net assets of the Fund:

c.	The Complex-Level Fee for each Fund shall be computed by applying the Complex-Level Fee Rate (as applied to a specific Fund, the “Fund-Specific Complex-Level Fee Rate”), expressed as a daily equivalent, to the daily net assets of the Fund. The Complex-Level Fee Rate shall be determined based upon the total daily net assets of all Eligible Funds, as defined below (with such daily net assets to include – in the case of Eligible Funds whose advisory fees are calculated by reference to net assets that include net assets attributable to preferred stock issued by or borrowings by the Eligible Fund – such leveraging net assets), pursuant to the annual fee schedule shown below in this section, with the following exclusions (as adjusted, “Complex-Level Assets”):

(i)	in the case of Eligible Funds that invest in other Eligible Funds (“Funds of Funds”), that portion of the net assets of such Funds of Funds attributable to investments in such other Eligible Funds;

(ii)	that portion of the net assets of each Eligible Fund comprising the daily “Fund Asset Limit Amount” (as defined below).

The Complex-Level Fee Rate shall be calculated in such a manner that it results in the effective rate at the specified Complex-Level Asset amounts shown in the following annual fee schedule:

Complex-Level Managed Assets Breakpoint Level ($ billion)	Effective Rate at Breakpoint Level
55.2000%
56.1996%
57.1989%
60.1961%
63.1931%
66.1900%
71.1851%
76.1806%
80.1773%
91.1691%
125.1599%

Complex-Level Managed Assets Breakpoint Level ($ billion)	Effective Rate at Breakpoint Level
200.1505%
250.1469%
300.1445%

d.	“Eligible Funds,” for purposes of the Agreement, shall mean all Nuveen-branded closed-end and open-end registered investment companies organized in the United States. Any open-end or closed-end funds that subsequently become a Nuveen-branded fund because either (a) Nuveen Investments, Inc. or its affiliates acquire the investment adviser to such funds (or the adviser’s parent), or (b) Nuveen Investments, Inc. or its affiliates acquire the fund’s adviser’s rights under the management agreement for such fund (in either case, such acquisition an “Acquisition” and such fund an “Acquired Fund”), will be evaluated by both Nuveen management and the Nuveen Funds’ Board, on a case-by-case basis, as to whether or not the assets of such Acquired Funds would be included in Complex-Level Assets and, if so, whether there would be a basis for any adjustments to the complex-level breakpoint schedule and/or its application.

e.	The “Fund Asset Limit Amount” as of any calculation date shall for each Fund be equal to the lesser of (i) the Initial Fund Asset Limit Amount (defined below), and (ii) the Eligible Fund’s current net assets. The “Initial Fund Asset Limit Amount” for an Eligible Fund shall be determined as follows:

i.	In the case of Nuveen-branded Funds that qualified as Eligible Funds on or prior to June 30, 2010, as well as Eligible Funds launched thereafter that are not Acquired Funds, the Initial Fund Asset Limit Amount shall be equal to zero, except to extent that such Fund may later participate in a subsequent Fund consolidation as described in (iii) below.

ii.	In the case of Acquired Funds, the Initial Fund Asset Limit Amount is equal to the product of (i) 1 minus the Aggregate Eligible Asset Percentage (defined below), and (ii) an Acquired Fund’s net assets as of the effective date of such Fund’s Acquisition.

iii.	In the event of a consolidation or merger of one or more Eligible Funds, the Initial Fund Asset Limit Amount of the combined fund will be equal to the sum of the Initial Fund Asset Limit Amounts of each individual Eligible Fund.

f.	Following are additional definitions of terms used above:

i.	“Acquisition Assets”: With respect to an Acquisition, the aggregate net assets as of the effective date of such Acquisition of all Acquired Funds.

ii.	“Aggregate Eligible Asset Amount”: With respect to an Acquisition, that portion of the aggregate net assets of Acquired Funds as of the effective date of such Acquisition that is included in Complex-Level Assets. With respect to the series of First American Investment Funds, Inc. that became Acquired Funds as of January 1, 2011, the Aggregate Eligible Asset Amount is $2 billion.

iii.	“Aggregate Eligible Asset Percentage”: The ratio of the Aggregate Eligible Asset Amount to Acquisition Assets.

iv.	“Fund-Specific Complex-Level Fee Rate”: The Complex-Level Fee Rate applicable to a specific Eligible Fund. In the case of Eligible Funds that are Funds of Funds, the Fund-Specific Complex-Level Fee Rate is zero percent (0%). For all other Eligible Funds, the Fund-Specific Complex-Level Fee Rate is the annual fee rate calculated as the sum of (i) the Complex-Level Fee Rate plus (ii) the product of (a) the difference between 0.20% and the Complex-Level Fee Rate; and (b) the ratio of the Fund’s Fund Asset Limit Amount to such Fund’s net assets.

Appendix J

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT MADE THIS [    ] day of [            ], by and between Nuveen Fund Advisors, LLC, a Delaware limited liability company and a registered investment adviser (“Manager”), and Nuveen Asset Management, LLC, a Delaware limited liability company and a registered investment adviser (“Sub-Adviser”).

WHEREAS, Manager is the investment manager for the Funds listed on Schedule A hereto (each a “Fund” and collectively the “Funds”), each a series of Nuveen Investment Funds, Inc. (the “Company”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for each Fund, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services with respect to the portion of each Fund’s portfolio allocated by Manager to Sub-Adviser for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

2. Services to be Performed. Subject always to the supervision of Manager and the Company’s Board of Directors (the “Board”), Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of each Fund’s investment portfolio allocated by Manager to Sub-Adviser. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Company, will monitor each Fund’s investments, and will comply with the provisions of the Company’s Articles of Incorporation and By-laws, each as amended from time to time (the “Charter Documents”), and the stated investment objectives, policies and restrictions of each Fund. Manager will provide Sub-Adviser with current copies of the Charter Documents, each Fund’s prospectus and Statement of Additional Information and any amendments thereto, and any objectives, policies or restrictions not appearing therein as they may be relevant to Sub-Adviser’s performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of each Fund and to consult with each other regarding the investment affairs of each Fund. Sub-Adviser will report to Manager and the Board with respect to the implementation of its investment program for each Fund.

Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for each Fund, and is directed to use its best efforts to obtain best execution, which includes most favorable net results and execution of each Fund’s orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Company or the Funds, or be in breach of any obligation owing to the Company or the Funds under this Agreement, or otherwise, solely by reason of its having caused a Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for a Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Sub-Adviser’s overall responsibilities with respect to its accounts, including the Funds, as to which it exercises investment discretion. In addition, if in the judgment of Sub-Adviser, a Fund would be benefited by supplemental services, Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions which another broker or dealer may charge for the same transaction, provided that Sub-Adviser determines in good faith that the commission or spread paid is reasonable in relation to the services provided. Sub-Adviser will properly communicate to the officers and directors of the Company such information relating to transactions for each Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to Manager, Sub-Adviser or any affiliated person of the Company, Manager or Sub-Adviser, except as may be permitted under the 1940 Act, and under no circumstances will Sub-Adviser select brokers or dealers for Fund transactions on the basis of Fund share sales by such brokers or dealers.

Sub-Adviser further agrees that it:

(a)	will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

(b)	will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

(c)	will report regularly to Manager and the Board and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices and general conditions affecting the marketplace, and will provide various other reports from time to time as reasonably requested by Manager;

(d)	will prepare such books and records with respect to each Fund’s securities transactions as requested by Manager and will furnish Manager and the Board such periodic and special reports as Manager or the Board may reasonably request; and

(e)

will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Funds, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Funds’ securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser’s portion of the portfolio. In addition, upon the request of Manager, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Funds and in determining a recommended fair value of the affected security or securities. Sub-Adviser shall not be liable for any valuation determined or adopted by the Funds, the Funds’ custodian and/or portfolio accounting agent, as contemplated in this Agreement, unless such determination is made based upon information provided by Sub-Adviser that is materially incorrect or incomplete as a result of Sub-Adviser’s gross negligence.

3. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for each Fund.

4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay Sub-Adviser, and Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee for each Fund equal to a percentage (as set forth on Schedule A) of the remainder of (a) the investment management fee payable by each Fund to Manager based on average daily net assets pursuant to the Management Agreement between Manager and the Company, less (b) any management fees, expenses, supermarket fees and alliance fees waived, reimbursed or paid by Manager in respect of each Fund.

The management fee shall accrue on each calendar day, and shall be payable monthly on the second business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of each Fund, determined in the manner established by the Board, as of the close of business on the last preceding business day on which each Fund’s net asset value was determined.

For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

5. Services to Others. Manager understands, and has advised the Board, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies that are not series of the Company, provided that whenever each Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised the Board, that in some cases this procedure may adversely affect the size of the position that each Fund may obtain in a particular security. It is further agreed that, on occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interests of each Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for each Fund with those to be sold or pur-

chased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised the Board, that the persons employed by Sub-Adviser to assist in Sub-Adviser’s duties under this Agreement will not devote their full such efforts and service to the Funds. It is also agreed that Sub-Adviser may use any supplemental research obtained for the benefit of the Funds in providing investment advice to its other investment advisory accounts or for managing its own accounts.

6. Limitation of Liability. Manager will not take any action against Sub-Adviser to hold Sub-Adviser liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of Sub-Adviser’s duties under this Agreement, except for a loss resulting from Sub-Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. Term; Termination; Amendment. As to each Fund, this Agreement shall become effective and shall run for an initial period as specified for each Fund in Schedule A hereto. This Agreement shall continue in force from year to year thereafter with respect to each Fund, but only as long as such continuance is specifically approved for each Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for each Fund, Sub-Adviser may continue to serve in such capacity for each Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by either party on sixty (60) days’ written notice to Sub-Adviser. This Agreement may also be terminated by the Company with respect to a Fund by action of the Board or by a vote of a majority of the outstanding voting securities of such Fund on sixty (60) days’ written notice to Sub-Adviser by the Company.

This Agreement may be terminated with respect to each Fund at any time without the payment of any penalty by Manager or the Board or by vote of a majority of the outstanding voting securities of each Fund in the event that it shall have been established by a court of competent jurisdiction that Sub-Adviser or any officer or director of Sub-Adviser has taken any action which results in a breach of the covenants of Sub-Adviser set forth herein.

The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

Termination of this Agreement shall not affect the right of Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Management Agreement between Manager and the Company is terminated, assigned or not renewed.

8. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party as set forth below:

If to Manager:	If to Sub-Adviser:

Nuveen Fund Advisors, LLC	Nuveen Asset Management, LLC
333 West Wacker Drive	333 West Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

With a copy to:

Nuveen Investments, Inc.
333 West Wacker Drive
Chicago, Illinois 60606

or such address as such party may designate for the receipt of such notice.

9. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

10. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Illinois.

IN WITNESS WHEREOF, Manager and Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

NUVEEN FUND ADVISORS, LLC, a Delaware limited liability company	NUVEEN ASSET MANAGEMENT, LLC, a Delaware limited liability company

By:	By:
Title:	Title:

INVESTMENT SUB-ADVISORY AGREEMENT

Schedule A

Fund Name	Effective Date	Period End	Compensation Percentage

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	[ ]

NUVEEN FUNDS	PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
FOR AN ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 22, 2014

A Special Meeting of Shareholders will be held Monday, December 22, 2014 at 2:00 p.m. Central time, in the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Kevin J. McCarthy and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Special Meeting of Shareholders to be held on Monday, December 22, 2014, or any adjournment(s), postponement(s) or delay(s) thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE AT 1-800-337-3503 OR OVER THE INTERNET (www.proxy-direct.com).

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE BY TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THIS PROXY. IF SHARES ARE HELD JOINTLY, EACH HOLDER MUST SIGN THE PROXY. IF YOU ARE SIGNING ON BEHALF OF AN ESTATE, TRUST OR CORPORATION, PLEASE STATE YOUR TITLE OR CAPACITY.

Signature

Signature

Date	[ ]

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

FUNDS
Nuveen Mid Cap Index Fund
Nuveen Small Cap Index Fund

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	To approve a new investment management agreement between the Fund and Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Mid Cap Index Fund	☐	☐	☐	02 Nuveen Small Cap Index Fund	☐	☐	☐

2.	To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Mid Cap Index Fund	☐	☐	☐	02 Nuveen Small Cap Index Fund	☐	☐	☐

3a.	To approve revision of the fundamental policy related to the purchase and sale of commodities.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Mid Cap Index Fund	☐	☐	☐	02 Nuveen Small Cap Index Fund	☐	☐	☐

3b.	To approve elimination of the fundamental policy related to investing for control.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Mid Cap Index Fund	☐	☐	☐	02 Nuveen Small Cap Index Fund	☐	☐	☐

4.	To ratify the selection of the Fund’s independent registered public accounting firm.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Nuveen Mid Cap Index Fund	☐	☐	☐	02 Nuveen Small Cap Index Fund	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Nuveen Annual

Meeting of Shareholders to Be Held on December 22, 2014.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/ProxyInfo/MF/Default.aspx

IMPORTANT: PLEASE SIGN AND DATE BEFORE MAILING.

[        ]